SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North 44th Street, Suite 700
Phoenix, Arizona, 85008
(602) 685-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7. EXHIBITS

99.1       Press Release dated July 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2004, Mesa Air Group, Inc. issued a press release related to its financial results for the third quarter ended June 30, 2004 and conducted a publicly-available conference call discussing those results.

     The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MESA AIR GROUP, INC.
	By:	/S/ GEORGE MURNANE III
		Name:	GEORGE MURNANE III
Dated: July 28, 2004		Title:	Executive Vice President and CFO

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated July 28, 2004